EXHIBIT 10.11

                                      LEASE
                                 (Multi Tenant)


                                     between



                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                       and

                              BIG DOG U.S.A., INC.,

                            a California corporation





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                                TABLE OF CONTENTS

                                                                            Page

1. Parties...............................................................1

2. Premises, Parking and Common Areas....................................1

   2.1  Premises.........................................................1
   2.2  Vehicle Parking..................................................1
   2.3  Common Areas -- Definition.......................................2
   2.4  Common Areas -- Lessee's Rights..................................2
   2.5  Common Areas -- Rules and Regulations............................2
   2.6  Common Areas -- Changes..........................................3
   2.7  Roof Access......................................................4

3. Term..................................................................4

   3.1  Term.............................................................4
   3.2  Delay in Possession..............................................4
   3.3  Early Possession.................................................5

4. Rent..................................................................5

   4.1  Base Rent........................................................5
   4.2  Operating Expenses...............................................5
   4.3  Rent Escalations - Initial Term.................................10

5. Security Deposit.....................................................12

6. Use..................................................................12

   6.1  Use.............................................................12
   6.2  Compliance with Law.............................................12
   6.3  Conditions of Premises..........................................13

7. Maintenance, Repairs, Alterations and Common Area Services...........14

   7.1  Lessor's Obligations............................................14
   7.2  Lessee's Obligations............................................14
   7.3  Alterations and Additions.......................................15
   7.4  Utility Additions...............................................20
   7.5  Condition of Premises Upon Termination; Additional Use
        Provisions......................................................20

8. Insurance; Indemnity.................................................21

9. Damage or Destruction................................................25

   9.1  Definitions.....................................................25
   9.2  Premises Partial Damage; Premises Building Partial Damage.......26
   9.3  Premises Total Destruction; Premises Building Total
        Destruction; Industrial Center Buildings Total Destruction......27
   9.4  Damage Near End of Term.........................................27
   9.5  Abatement of Rent; Lessee's Remedies............................28
   9.6  Termination -- Advance Payments.................................29
   9.7  Waiver..........................................................29

10.Real Property Taxes..................................................29

   10.1  Payment of Taxes...............................................29
   10.2  Additional Improvements........................................29
   10.3  Definition of "Real Property Tax"..............................29
   10.4  Joint Assessment...............................................30
   10.5  Personal Property Taxes........................................30
   10.6  Additional Provisions Regarding Real Property Taxes............30

11.Utilities............................................................31

12.Assignment and Subletting............................................31

   12.1  Lessor's Consent Required......................................31
   12.2  Lessee Affiliate...............................................32
   12.3  Lessees Other Than Individuals.................................33
   12.4  Terms and Conditions of Assignment.............................33
   12.5  Terms and Conditions Applicable to Subletting..................33
   12.6  Attorney's Fees................................................35

13.Default Remedies.....................................................36

   13.1  Default........................................................36
   13.2  Remedies.......................................................37
   13.3  Default by Lessor..............................................39
   13.4  Late Charges...................................................39
   13.5  Notice Before Late Charge......................................40

14.Condemnation.........................................................40

15.Broker's Commissions.................................................41

16.Estoppel Certificate.................................................41

17.Lessor's Liability...................................................42

18.Severability.........................................................42

19.Interest on Past-due Obligations.....................................42

20.Time of Essence......................................................43

21.Additional Rent......................................................43

22.Incorporation of Prior Agreements; Amendments........................43

23.Notices..............................................................43

24.Waivers..............................................................44

25.Recording............................................................44

26.Holding Over.........................................................45

27.Cumulative Remedies..................................................45

28.Covenants and Conditions.............................................45

29.Binding Effect; Choice of Law........................................45

30.Subordination........................................................45

31.Attorneys Fees.......................................................46

32.Lessor's Access......................................................46

33.Auctions.............................................................47

34.Signs................................................................47

35.Merger...............................................................47

36.Consents.............................................................47

37.Guarantor............................................................47

38.Quiet Possession.....................................................47

39.Options..............................................................48

   39.1  Definition.....................................................48
   39.2  Options Personal...............................................48
   39.3  Multiple Options...............................................48
   39.4  Effect of Default on Options...................................48
   39.5  Option.........................................................49
   39.6  Fair Market Rent...............................................50
   39.7  Rent Escalations - Option Term.................................52

40.Security Measures....................................................54

41.Easements............................................................54

42.Performance Under Protest............................................54

43.Authority............................................................54

44.Intentionally Omitted................................................55

45.Amendments to Lease..................................................55

46.Storage Tanks........................................................55

47.Hazardous Materials..................................................56

   47.1  Lessee's Covenants Regarding Hazardous Materials...............56
   47.2  Indemnification of Lessor......................................58
   47.3  Preexisting Conditions.........................................58
   47.4  Studies........................................................58

48.Lessor's Default.....................................................59

49.Offer................................................................59

50.Lessor Improvements..................................................59

51.Lessee Improvement Allowance.........................................59

52.Signage Right........................................................60


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                                      LEASE



          1. Parties. This Lease, dated, for reference purposes only, November 4, 1997, is made by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation (herein called "Lessor") and BIG DOG U.S.A., INC., a California corporation (herein called "Lessee").

         2. Premises, Parking and Common Areas

                   2.1 Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Los Angeles, State of California, commonly known as 15614 Shoemaker Avenue, Santa Fe Springs, California 90670 and described as the portion containing 136,198 square feet of the building (the "Building") located on the property shown on Exhibit "A" hereto, said 136,198 square feet herein referred to as the "Premises," and cross-hatched on Exhibit "A" attached hereto, including rights to the Common Areas as hereinafter specified but not including any rights to the roof of the Premises or to any building in the Industrial Center. The Premises are a portion of the Building. The Premises, the building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center."

                   2.2 Vehicle Parking. Lessee shall be entitled to exclusive use of all of the vehicle parking spaces, on those portions of the Common Areas shown as Lessee's Parking on Exhibit "B" hereto (Lessee's Parking Area:). Lessee shall not use parking spaces outside of Lessee's Parking Area. Said parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

                            2.2.1  Lessee shall not permit or allow any vehicles
that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked (a) in the Ezell Parking Area (as defined below) or the Ezell Truck Area (as defined below) (except to the extent Ezell (as defined below) has consented thereto) or (b) any other areas outside of Lessee's Parking Area.

                            2.2.2  If  Lessee  permits  or  allows  any  of  the
prohibited activities described in paragraph 2.2 of this Lease, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

                            2.2.3 That portion of the parking for the Industrial
Center shown as "Ezell Parking Area" on Exhibit "B" is subject to a grant of exclusive parking rights to another tenant ("Ezell") in the Building (the "Ezell Parking Area") and that portion of the parking for the Industrial Center shown as "Ezell Truck Area" on Exhibit "B" is subject to a grant of a right to enclose that area with fencing (the "Ezell Truck Area"). Lessee's right to use the Common Area is subject to rights of Ezell to fence the Ezell Truck Area. Lessee shall not interfere with access by Ezell, or by Ezell's employees, agents, contractors or invitees, to and from the Ezell Parking Area and the Ezell Truck Area.

                   2.3 Common Areas - Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

                   2.4 Common Areas- Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive (other than Lessee's exclusive parking provided for under Paragraph 2.2) right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

                   2.5 Common Areas-Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Lessee agrees to abide by and conform to all such rules and regulations, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center. Notwithstanding the foregoing, in the event Lessee notifies Lessor of any material non-compliance with the Rules and Regulations by another lessee of the Industrial Center which adversely affects Lessee's use and enjoyment of the Premises or the Common Areas, Lessor shall use its reasonable efforts to cause such other lessee to comply with the rules and regulations that are enforceable against such lessee. Lessor agrees to enforce all rules, regulations and restrictions in a commercially reasonable manner against Lessee. The Rules and Regulations are attached to this Lease. The enforceability of the Rules and Regulations against other lessees is subject to such other lessees' approval of the Rules and Regulations in accordance with the terms of their respective leases.

                   2.6 Common Areas - Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

                           (1) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways;

                            (2) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available and provided that five days' prior written notice (except in the case of emergencies, where no notice shall be required) is given to Lessee;

                            (3) To add additional buildings and improvements to the Common Areas;


                            (4) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof;

                            (5) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

                            2.6.2 Lessor shall at all times  provide the parking
facilities required by applicable law and in no event shall the number of parking spaces that Lessee is entitled to under paragraph 2.2 be reduced.

                            2.6.3  In  Lessor's  exercise  of its  rights  under
Paragraphs 2.6(a) and (e), Lessor shall permit Lessee reasonable access to the Premises at all times and not unreasonably interfere with the physical operation of Lessee's business.

                   2.7 Roof Access. Lessee shall allow Ezell, and Ezell's employees, agents and contractors, to have access to the roof of the Building by means of the roof access in the Premises during normal business hours.

         3.0 Term

                   3.1 Term. The term of this Lease shall be for Ten (10) years commencing on January 1, 1998 (the "Commencement Date") and ending on the date that is ten (10) years after the Commencement Date unless sooner terminated pursuant to any provision hereof. Lessor and Lessee shall promptly execute an amendment to the Lease confirming the commencement and expiration dates of the initial term as soon as the Commencement Date is determined, but failure to execute that amendment shall not affect the Commencement Date. If the Commencement Date falls on a day that is other than the first day of a calendar month, the number of months for purposes of rent adjustments under this Lease shall be measured from the first day of the calendar month in which the Commencement Date falls.

                   3.2 Delay in Possession. Notwithstanding the later Commencement Date, Lessee shall be given possession of the Premises on the first business day (the "Early Access Date") after the date (the "Execution Date") of full execution and delivery of this Lease. If for any reason Lessor fails to deliver possession of the Premises to Lessee by the Early Access Date, Lessor shall not be subject to liability therefor, nor shall such failure affect the validity of this Lease. Notwithstanding the foregoing, if Lessor shall not have delivered possession of the Premises by 5:00 p.m. Los Angeles time on December 31, 1997 (the "Outside Date") with Lessor's Work (as defined in Paragraph 50) completed Lessee may, at Lessee's option, by notice in writing to Lessor no later than 5:00 p.m. Los Angeles time on the first business day after the Outside Date, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor by 5:00 p.m. Los Angeles time on the first business day after the Outside Date, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Lessee acknowledges that after delivery of possession to Lessee, Lessor shall continue to have the right to enter the Premises to perform the work necessary to complete Lessor's Work. Lessee further acknowledges that due to Lessor's construction of Lessor's Work there will exist disruption of and interference with Lessee's use of the Premises. No such disruption or interference or presence on the Premises by Lessor or its contractors to perform Lessor's Work shall be deemed to be a failure by Lessor to deliver possession. In the event Lessor's Work is not completed by November 26, 1997, the Commencement Date shall be extended for one day for each day after November 26, 1997, if substantial completion of Lessor's Work is delayed for reasons other than the acts or omissions of Lessee.

                   3.3 Early Possession. Lessee's use and occupancy of the Premises prior to the Commencement Date shall be subject to all provisions hereof, provided, however, Lessee shall have no obligation to pay Base Rent (as defined below) until the Commencement Date. From and after the date of commencement of Lessee's early occupancy and use of the Premises, Lessee shall be responsible for payment of all costs and expenses (other than Base Rent) payable by Lessee under this Lease.

         4.0    Rent

                   4.1. Base Rent. Lessee shall pay to Lessor, as Base Rent for the Premises, without any offset or deduction, except as may be otherwise expressly provided in this Lease, on the first day of each month of the term hereof, monthly payments in advance of $53,798.21. The Base Rent is subject to adjustment as provided herein. Lessee shall pay Lessor upon the execution hereof $53,798.21 as Base Rent for the first month after the Commencement Date (and if such first month is a partial month, the balance shall be applied to the next month). Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

                   4.2 Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

                            (1) "Lessee's Share" is defined, for purposes of this Lease, as 39.36%.

                            (2) "Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Lessor, if any, for:

                            (1) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                                            (aa)  The  Common  Areas,  including
                           parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area, lighting facilities and fences and gates.

                                            (bb)     Trash disposal services;

                                            (cc)     Tenant directories;

                                            (dd)     Fire detection systems
                           including sprinkler system maintenance and repair.

                                            (ee)     Security services;

                                            (ff)     Any other service to be
                           provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense."



                            (2)Any   deductible   portion  of  an  insured  loss
          concerning the Building or the Common Areas (unless such cost is otherwise excluded from Operating Expenses pursuant to the term of this Lease).

                            (3)The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof; provided that if Lessor elects to self-insure or includes the Premises under blanket insurance policies covering multiple properties, then the cost included in Operating Expenses shall include the portion of the reasonable cost of such self-insurance or blanket insurance that is allocated to the Premises;

                            (4)The amount of the real property tax to be paid by Lessor under paragraph 10.1 hereof;

                            (5)The cost of water, gas and electricity to service the Common Areas;

                            (6)The cost of Lessor's performing the maintenance obligations described in paragraph 7.1, including replacements;

                            (7)The cost of operating, repairing, replacing and maintaining the Building, the roof, and any other utilities or equipment, wherever situated, that are for the common use of the tenants of the Building or Industrial Center; and

                            (8)The cost of a Commercial General Liability policy of insurance, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Industrial Center, in amounts determined by Lessor, if Lessor determines to obtain such insurance.
Notwithstanding the provisions of Section 4.2 or anything else in the Lease to the contrary, Operating Expenses shall not include the following:

                                    (i)     Any ground lease rental;

                                    (ii)  Costs  incurred  by  Landlord  for the
                  repair of damage to the extent Landlord is reimbursed by insurance proceeds;

                                    (iii)  Costs   incurred   with   respect  to
                  improvements made for other lessees or occupants in the Industrial Center that are not available to or do not benefit Lessee or that are incurred in renovating or maintaining vacant space for other potential lessees;

                                    (iv)  Marketing  costs   including   leasing
                  commissions, attorneys' fees, space planning costs, and other costs and expenses incurred in connection with leases, sublease and/or assignment negotiations and transactions with present or prospective lessees or other occupants of the Industrial Center;

                                    (v) Expenses in connection  with services or
                  other benefits which are provided to another lessee and not offered or available to Tenant;

                                    (vi)  Costs  incurred  by Lessor  due to the
                  violation by Lessor or any other lessee of the terms and conditions of any lease of space in the Industrial Center;

                                    (vii) Overhead and profit increments paid to
                  Lessee or to its agents or affiliates for goods and/or services in the Industrial Center to the extent the same exceeds the costs of such goods and/or services that could be obtained from unaffiliated third parties on a competitive basis;

                                    (viii)  Lessor's corporate overhead and
                  general and administrative expense;

                                    (ix) Tax  penalties  incurred as a result of
                  Lessor's negligence, inability or unwillingness to make payments and/or file any income tax or informational returns when due;

                                    (x) Costs  arising from remedial work or the
                  presence of Hazardous Materials (as defined in Paragraph 47) in or about the Industrial Center or the site on which is resides (the "Site"), including, without limitation, Hazardous Materials in the ground water or soil, but only to the extent the same are (1) Preexisting Conditions (as defined in Paragraph 47.3), or (2) due to the introduction of such Hazardous Materials to the Industrial Center or the Site by Lessor or a lessee (other than Lessee) of the Industrial Center;

                                    (xi)    Costs arising from Lessor's
                  charitable or political contributions;

                                    (xii)   Costs   (including   in   connection
                  therewith all attorneys' fees and costs of settlement judgments and payments in lieu thereof) arising from claims, disputes or potential disputes in connection with potential or actual claims litigation or arbitrations pertaining to the Lessor and/or the Industrial Center and/or Site.

                                    (xiii) The cost of the  maintenance,  repair
                  or replacement of the structural elements of the foundations, or exterior walls or of the truss system and wall ledger for the roof.

                           (3) The inclusion of the improvements, facilities and services set forth in paragraph 4.2(b)(i) of the definition of Operating Expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

                           (4) Lessee's Share as set forth in paragraph 4.2(a), above, is Lessee's Share of Operating Expenses applicable only to the Building in which the Premises are located. The percentage set forth in paragraph 4.2(a) has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of rentable space contained in the Building. It is understood and agreed that the percentage figure set forth in 4.2(a) is an approximation which Lessor and Lessee agree is reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Building.

                           (5) Lessee's Share of Operating Expenses applicable to the Industrial Center shall be reasonably determined by Lessor as the percentage created by dividing the square footage of the Premises by the total square footage of the Buildings in the Industrial Center that are involved in the item covered by the particular expense.

                           (6) Lessee's Share of Operating Expenses shall be payable by Lessee monthly or quarterly, as determined by Lessor, within ten (10) business days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's
         Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each twelve-month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year, or as soon thereafter as practicable, a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(f) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses and Base Rental next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) business days after delivery by Lessor to Lessee of said statement.

                           (7) Lessor and Lessee shall promptly adjust between them by appropriate cash payment any balance determined to exist with respect to Lessee's Share of Operating Expenses after the end of the calendar year in which this Lease terminates, prorating for any partial year involved.
(1)
                           (8) In the event of any dispute as to the amount of Operating Expenses as set forth in Lessor's Statement of Operating Expenses delivered to Lessee, Lessee shall have the right, after reasonable notice and at reasonable times within one year after the final statement for such Operating Expenses is delivered to Lessee, to inspect and photocopy (at Lessee's expense) Lessor's accounting record with respect to Lessee's Share of Operating Expenses. If, after such inspection and photocopying, Lessee still disputes the amount of Operating Expenses as set forth in Lessor's Statement, Lessee shall be entitled to retain an independent, certified public accountant reasonably approved by Lessor to audit Lessor's record to determine the proper amount of such Operating Expenses and the proper amount payable by Lessee pursuant to this Lease. Lessee agrees to pay the cost of such audit, provided that Lessor shall pay such cost if the audit reveals that Lessor's determination of Operating Expenses as set forth in Lessor's statement overstated Operating Expenses by 5% or more. If such audit reveals an overstatement or understatement of Operating Expenses, the amount of the differential shall be promptly reimbursed to Lessee by Lessor or paid by Lessee to Lessor, as the case may be.

                  4.3    Rent Escalations - Initial Term

                           (1) On the first day of each of the 31st, 61st and 91st months of the term of this Lease, the monthly Base Rent payable under Paragraph 4.1 of this Lease shall be adjusted by the increase, if any, from the date this Lease commenced, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for Urban Wage Earners and Clerical Workers, Los Angeles-Anaheim-Riverside, California (1982-84=100), "All Items", herein referred to as "C.P.I."

                           (2) The monthly Base Rent payable in accordance with Paragraph (a) above shall be calculated as follows: the Base Rent payable as set forth in Paragraph 4.1 of this Lease, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commences. The sum so calculated shall constitute the new monthly Base Rent hereunder, subject to Subparagraph
         (e), below.

                            (3) Pending receipt of the required C.P.I. and determination of the actual adjustment, Lessee shall pay an estimated adjusted rental, as reasonably determined by Lessor by reference to the then available C.P.I. information. Upon notification of the actual adjustment after publication of the required C.P.I., any overpayment shall be credited against the next installment of rent due, and any underpayment shall be immediately due and payable by Lessee. Lessor's failure to request payment of an estimated or actual rent adjustment shall not constitute a waiver of the right to any adjustment provided for in this Lease or this Paragraph 4.3.

                           (4) In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the Arbitrators shall be binding upon the parties. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

                           (5)  The   adjustment(s)   required   by  this   Rent
         Escalation Paragraph shall be subject to the following additional agreements:

                           (1)The increase under  Subparagraph (b), above, shall
                  be subject to the following minimum and maximum percentage increases per year involved in the adjustment period, on a cumulative but non-compounded basis:

         Minimum yearly percentage increase:3%

         Maximum yearly percentage increase:5%

The "adjustment period" is defined as the period commencing with the month designated in Subparagraph (b) as the reference for determining the "denominator", and ending with the month preceding the month designated therein as the reference for determining the "numerator". Should the adjustment period include a partial year, the minimum and maximum percentages shall be prorated for that partial year by multiplying them by a fraction, the numerator of which shall be the number of full calendar months or major portion thereof contained in said partial year, and the denominator of which is twelve (12).

                           (2)The  new  monthly  Base Rent  shall in no event be
                  less  than  the  monthly  Base  Rent   scheduled  to  be  paid
                  immediately preceding the rent adjustment.

         5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $53,798.21 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) business days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee and Lessee's failure to do so shall be a material breach of this Lease. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 4. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

         6.0      Use

                   6.1 Use. The Premises shall be used and occupied only for warehousing, distribution, sale and manufacture (including screen printing and embroidery) of Lessee's apparel and other products and for no other purpose; provided, however, that the area used for sales to the public shall not exceed 2% of the gross floor area of the Premises.

                   6.2 Compliance with Law

                            (1) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations by Lessee or to the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, rule, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within 24 months from the date that the Lease term commences, the correction of same shall be the obligation of Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was an owner or occupant of the Premises and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

                           (2) Except as provided  in  paragraph  6.2(a)  Lessee
         shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises and of the Common Areas. Lessee shall not use nor permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Industrial Center.

                   6.3 Conditions of Premises

                           (1) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises other than those portions constructed by Lessee shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within 12 months after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease, Lessee was an owner or occupant of the Premises.


                            (2) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants, easements or restrictions of record and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

         7. Maintenance, Repairs, Alterations and Common Area Services.

                   7.1 Lessor's Obligations. Subject to the provisions of paragraph 4.2 (Operating Expenses), 6 (Use), 7.2 (Lessee's Obligations) 7.5, (Condition of Premises Upon Termination) and 9 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's employees, suppliers, shippers, customers, or invitees, in which event Lessee shall repair the damage, Lessor, at Lessor's expense, subject to reimbursement pursuant to paragraph 4.2, shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof. Lessor shall not, however, be obligated to paint the interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the Premises, or to maintain or repair anything required to be maintained by Lessee under paragraph
7.2. The cost to Lessor of painting the exterior walls shall be an Operating Expense. Lessor shall have no obligation to make repairs under this paragraph
7.1 until a reasonable time after receipt of written notice from Lessee of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. Lessor shall not be liable for damages or loss of any kind or nature by reason of Lessor's failure to furnish any Common Area services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character or by any other cause beyond the reasonable control of Lessor.

                   7.2 Lessee's Obligations

                            (1) Subject to the provisions of paragraphs 6 (Use),
         7.1 (Lessor's Obligations), and 9 (Damage or Destruction), and except for damage to the Premises caused by any negligent or intentional act or omission of Lessor or its employees, agents, contractors or invitees, in which event Lessor shall repair the damage at its expense (subject to paragraph 9), Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, the non-structural elements of foundations, exterior walls, interior bearing walls, and roof of the Premises, any plumbing, heating, ventilating and air conditioning systems (Lessee shall procure and maintain, at Lessee's expense, a ventilating and air conditioning system maintenance contract), electrical and lighting facilities and equipment within the Premises, or that serves only the Premises wherever situated, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises. Lessor reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract and if Lessor so elects, Lessee shall reimburse Lessor, upon demand for the cost thereof.

                           (2) If Lessee fails to perform Lessee's obligations under this paragraph 7.2 or under any other paragraph of this Lease, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of emergency, in which no notice shall be required) perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the Interest Rate shall be due and payable as additional rent to Lessor together with Lessee's next Base Rent installment.

                           (3) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, broom clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by generally prevailing maintenance practices. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

                   7.3 Alterations and Additions

                            (1) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, or the Industrial Center, except for nonstructural alterations to the Premises not exceeding $2,500 in costs as to any single project (the "Threshold Amount") during the term of this Lease. In any event, whether or not in excess of the Threshold Amount, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the Building nor the Industrial Center without Lessor's prior written consent. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration or earlier termination of the term, and restore the Premises and the Industrial Center to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work; provided, however, that so long as Big Dog U.S.A., Inc., a California corporation, is the Lessee, Lessor shall not require a lien and completion bond unless the cost of the work for the particular project exceeds $50,000. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may, at any time during the term of the Lease, require that Lessee remove any or all of the same, excluding the improvements made pursuant to Paragraph 51.

                           (2) Any alterations, improvements, additions, or Utility Installations made by Lessee during the term of this Lease shall be done in a good and workmanlike manner and of good and sufficient materials, and Lessee shall, within thirty (30) days after completion of such alteration, improvements, addition or Utility Installation, provide Lessor with as-built plans and specifications for same. Notwithstanding anything contained in this Lease to the contrary, Paragraphs 7.3(d)(i)(bb) and (cc) shall apply to non-structural alterations, improvements, additions or Utility Installations not exceeding the Threshold Amount.

                           (3) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Industrial Center that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.
(1)
                           (4) For any additions, alterations, improvements, or Utility Installations requiring Lessor's prior written consent:

                           (1)Lessee shall:

                                            (aa)     Request Lessor's approval
                           in writing at least thirty (30) days prior to proposed construction.

                                            (bb)  Employ a  California  licensed
                           architect, contractor and structural engineer in connection with the proposed construction, if the work is structural or, in the case of non-structural work, if the employment of such person is appropriate in connection with the work being performed and the cost of such work exceeds $20,000.

                                            (cc) Be  fully  responsible  for the
                           acts of Lessee's consultants, employees, contractors, subcontractors, invitees and agents, and cause them to fully comply with any applicable terms of this Lease and documents referred to by this Lease and all applicable laws, rules and regulations.

                                            (dd) Enter into  written  agreements
                           with an architect and general contractor on standard American Institute of Architects (AIA) form or reasonable equivalent for the contract itself as well as payment schedules, change orders, etc. Copies of executed agreements will be forwarded to Lessor within five (5) days of execution.

                                            (ee)   Cause  to  be   obtained   an
                           applicable building permit for any and all construction and modifications, and construct the additions and alterations and perform the construction work in accordance with all applicable laws, including without limitation the Americans With Disabilities Act.

                           (2)Lessee's Architect shall:

                                            (aa)     Be licensed by the State of
                           California.

                                            (bb) Design and  specify  within the
                           parameters of the building work letter (if any) and approved building specifications (if any) or have received specific written exceptions from Lessor.

                                            (cc)   Secure    Lessor's    written
                           approval before submitting plans to the general contractor for bidding or to governmental agencies for approval.

                                            (dd)   Secure    Lessor's    written
                           approval of any changes or alternates to the plans recommended by the general contractor or required by governmental agencies.

                                            (ee)     Submit a copy of the final
                           application for permit and issued permit to Lessor.

                                            (ff)     Incorporate the building
                           standard details (if any) supplied by Lessor onto the drawings.

                                            (gg)     Submit final plans for
                           Lessor's written approval prior to construction.

                                            (hh)     Be available for final
                           inspection with Lessor at job completion.

                                            (ii)   Secure    Lessor's    written
                           approval of details of any changes in specifications or finishes during construction.

                                            (jj)     Provide samples and
                           specifications as required by Lessor.

                                            (kk)   Sign  off  on  the   as-built
                           drawings as the Architect's certification that the improvements have, in fact, been built as per the Architect's design.

                           (3)Lessee's General Contractor and/or Subcontractors
                              shall:

                                            (aa)     Be licensed by the State of
                           California.

                                            (bb)  Have  substantial   experience
                           providing similar quality and quantity of improvements. Work history shall be provided to Lessor prior to being awarded contract.

                                            (cc)     Have a bonding capacity
                           equal to or exceeding the valuation of the job.

                                            (dd)  Maintain  in  full  force  and
                           effect, throughout the duration of its performance under the contract with the Lessee, a Worker's Compensation insurance policy and a Commercial General Liability insurance policy issued by an insurer satisfactory to Lessor with liability coverage of not less than $1,000,000.00 for personal injury and $500,000.00 to cover property damage. The Commercial General Liability insurance policy shall include assumption of contractual liability. Certificates of insurance containing a thirty (30) day cancellation clause shall be furnished to Lessor prior to commencement of performance under the construction contract naming Lessor (The Prudential Insurance Company of America) and its managing agent (currently Cushman & Wakefield of California, Inc.) as additional insureds.

                                            (ee)     Provide a construction
                           schedule to Lessor prior to commencement of work and weekly written progress reports.

                                            (ff)     Warrant the General
                           Contractor's work and that of the General
                           Contractor's subcontractors, for a minimum of one
                           (1) year.

                                            (gg)     Provide Lessor with as-
                           built drawings of all improvements.

                           (4) All approvals by Lessor,  as herein provided for,
                  shall not be unreasonably withheld. All requests to be submitted to Lessor shall be submitted through Lessor's managing agent.

                            (5) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or the Industrial Center, or any interest therein. Lessee shall give Lessor not less than thirty (30) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Industrial Center, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises and the Industrial Center free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.


                           (6) All alterations, improvements, additions and Utility Installations (unless they constitute trade fixtures of Lessee), which may be made on the Premises, shall be the property of Lessor and shall remain upon and be surrendered with the Premises at the expiration or earlier termination of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Notwithstanding the provisions of this paragraph 7.3(f), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

                  . Lessor reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or Lessee, or any other lessee of the Industrial Center, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

         7.5 Condition of Premises Upon Termination; Additional Use Provisions.

                   7.5.1  Lessee  shall  maintain  the  Premises  as provided in
Paragraph 7.2 and in accordance with the requirements of any covenants or restrictions as may from time to time be applicable to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices and any damage or deterioration shall not be deemed "ordinary wear and tear" if the same could have been prevented by good maintenance practice. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair, subject to Lessor's obligations under Paragraph 7.1. Notwithstanding anything contained in the Lease to the contrary, Lessee shall make all repairs whatsoever on the Premises necessitated by the negligence, misconduct or fault of Lessee, or its agents, licensees, contractors or invitees.

                   7.5.2  Notwithstanding  anything to the contrary in paragraph
7.2 of this Lease, upon termination of this Lease, Lessee shall leave all plumbing, heating (including space heaters), air conditioning, electrical and mechanical systems, on the Premises and in good condition and operating order, reasonable wear and tear excepted, and Lessee shall upon demand pay to Lessor that portion of the cost to restore such items to good condition and operating order.

                   7.5.3 Notwithstanding anything to the contrary contained in this Lease, the Premises shall not be used for the warehousing or distribution of hazardous or explosive products, substances or materials, or of products, substances or materials that are detrimental to the Premises, the Industrial Center or other tenants thereof.

         8. Insurance; Indemnity

                   8.1 Lessee hereby agrees to indemnify, defend and hold harmless Lessor, its successors, assigns, subsidiaries, directors, officers, agents and employees from and against any and all damage, loss, liability or expense including, but not limited to, reasonable attorney's fees and legal costs suffered by same directly or by reason of any claim, suit or judgement brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury, including death resulting anytime therefrom, and property damage sustained by such person or persons which arises out of, is occasioned by or in any way attributable to the use or occupancy of the Premises by the Lessee, the acts or omission of the Lessee, its agents, employees or any other contractors or invitees brought onto said Premises by the Lessee, or any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, except to the extent caused by the negligence or wilful misconduct of Lessor, its employees, and agents. If any action or proceeding is brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor, shall defend same at Lessee's expense by counsel reasonably satisfactory to Lessor (it being agreed that Lessor's good faith belief that a conflict of interest exists or may reasonably exist in the event that Lessor and Lessee are represented by the same counsel shall constitute reasonable grounds for Lessor's insistence on separate counsel). Such loss or damage shall include, but not be limited to, any injury or damage to Lessor's personnel (including death resulting anytime therefrom) on the Premises. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the Building or Industrial Center in which the Premises are located. Lessee agrees that the obligations assumed herein shall survive the termination of this Lease.

                   8.2 Lessee hereby agrees to maintain in full force and effect at all times during the term of this Lease, at Lessee's own expense, for the protection of Lessee, Lessor and Lessor's property manager, as their interest may appear, policies of insurance issued by a responsible carrier or carriers to Lessor which afford the following coverages:

                           (1)      Workers' Compensation with statutory limits.

                           (2) Employers' Liability insurance with the following minimum limits:

                  Bodily injury by disease per person            $1,000,000
                  Bodily injury by accident policy limit         $1,000,000
                  Bodily injury by disease policy limit          $1,000,000

                           (3) Property insurance on a special causes of loss insurance form covering any and all personal property of Lessee including but not limited to improvements, betterments, furniture, fixtures, Utility Installations, and equipment in an amount not less than their full replacement cost, with a deductible not to exceed $10,000. This policy should contain a waiver of subrogation.

                           (4) Commercial General Liability Insurance including Broad Form Property Damage and Contractual Liability with the following minimum limits:

                  General Aggregate                           $2,000,000
                  Products/Completed Operations Aggregate     $2,000,000
                  Each Occurrence                             $1,000,000
                  Personal & Advertising Injury               $1,000,000
                  Medical Payments                            $5,000 per person

                           (5) Umbrella/Excess Liability on a following form basis with the following minimum limits:

                  General Aggregate                           $10,000,000
                  Each Occurrence                             $10,000,000

         The limits of said insurance in this Paragraph 8.2 shall not, however, limit the liability of Lessee hereunder.

                  8.3 If Lessor is providing property insurance on the Premises, then Lessor shall, at all times during the term of this Lease, maintain the following insurance:

                           (1) A policy or policies of all-risk property insurance, issued by and binding upon some solvent insurance company, insuring for the full replacement cost of the building on the Premises. Lessor shall not be obligated to insure, and shall not assume any liability or risk of loss for, any of Lessee's furniture, equipment, machinery, goods, supplies, utility installations, improvements, or alterations upon the Premises. This policy shall contain an agreed amount endorsement and be written with no coinsurance. Lessor may, but shall not be obligated to, obtain earthquake and flood insurance.

                           (2) Rent insurance on an all-risk basis in an amount equal to all that is called for under Paragraph 4 of this Lease (Base Rent and any additional rents payable under this Lease including tax and insurance costs) for a period of at least twelve (12) months commencing with the date of loss.

                           (3) Boiler and machinery insurance in an amount satisfactory to Lessor on a comprehensive coverage form.

                   8.4 The Lessee shall deliver to Lessor prior to taking possession of the Premises, and thereafter at least thirty (30) days prior to expiration of such policy, certificates of insurance evidencing the above coverage with limits not less than those specified above. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least A-VIII as set forth in the most current issue of "Best's Insurance Guide". Such Certificates with the exception of Worker's Compensation, shall name Lessor, its subsidiaries, directors, agents and employees, and its property manager as additional insureds and shall expressly provide that the interest of same herein shall not be affected by a breach by Lessee of any insurance policy provision for which such Certificates evidence coverage. Further, all Certificates shall expressly provide that no less than thirty (30) days prior written notice shall be given to Lessor in the event of material alteration to or cancellation of the coverage evidenced by such Certificates.

                   8.5 Lessor may secure and maintain, at Lessee's expense, increased amounts of insurance and other insurance coverage in such limits, as Lessor may require in its reasonable judgment to afford Lessor adequate protection consistent with the practices of institutional owners of comparable properties.

                   8.6 Lessor makes no representation that the limits of liability specified to be carried by Lessee under the term of this Lease are adequate to protect Lessee against Lessee's undertaking under this Paragraph 8 and in the event Lessee believes that any such insurance coverage called for under this Lease is insufficient, Lessee shall provide, at its own expense, such additional insurance as Lessee deems adequate.

                   8.7 Anything in this Lease to the contrary notwithstanding, Lessor and Lessee hereby waive and release each other of and from any and all rights of recovery, claims, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, improvements to the building of which the Premises are a part, personal property (building contents) within the building on the Premises, any furniture, equipment, machinery, goods or supplies not covered by this Lease which Lessee may bring or obtain upon the Premises or any additional improvements which Lessee may construct on the Premises, by reason of fire, the elements or any other cause to the extent the same is insured against under the terms of all risk property insurance policies, regardless of cause or origin, including negligence of Lessor or Lessee and their agents, officers and employees. Because this Paragraph will preclude the assignment of any claim mentioned in it by way of subrogation (or otherwise) to an insurance company (or any other person) each party to this Lease agrees immediately to give to each insurance company, written notice of the terms of the mutual waivers contained in this Paragraph, and to have the insurance policies properly endorsed if necessary to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this Paragraph. Lessee also waives and releases Lessor, its agents, officers and employees of and from any and all rights of recovery, claim, action or cause of action for any loss or damage to the extent the same is insured against under any other policies of insurance carried by Lessee.

         8.8 Payment of Premium Increase.

                           (1) After the term of this Lease has commenced, Lessee shall not be responsible for paying Lessee's Share of any increase in the property insurance premium for the Industrial Center specified by Lessor's insurance carrier as being caused by the use, acts or omissions of Lessor or any other lessee of the Industrial Center, or by the nature of Lessor's or such other lessee's occupancy which create an extraordinary or unusual risk.

                            (2) Lessee, however, shall pay the entirety of any increase in the property insurance premium for the Industrial Center over what is was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

                   8.9 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Industrial Center, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Industrial Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Industrial Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Industrial Center. Notwithstanding anything in this Paragraph 8.9 to the contrary, but subject to Paragraph 8.7, nothing in this Paragraph 8.9 shall limit Lessor's liability for injuries to natural persons or direct damage to property to the extent caused by the active negligence or wilful misconduct of Lessor, its employees or agents.

         9. Damage or Destruction

                   9.1 Definitions

                           (1) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Premises.

                           (2) "Premises Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Premises.

                            (3) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the Building.

                           (4) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.

                           (5) "Industrial Center Buildings" shall mean all of the buildings on the Industrial Center site.

                           (6) "Industrial Center Buildings Total Destruction" shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Industrial Center Buildings.

                           (7) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8 or where the cost to restore is less than 5% of the then replacement cost of the Building. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

                           (8) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by lessees.

                   9.2  Premises  Partial  Damage;   Premises  Building  Partial
Damage.

                           (1) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage to the Premises, but not Lessee's fixtures, equipment, tenant improvements or Utility Installations, as soon as reasonably possible and this Lease shall continue in full force and effect.

                            (2) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee or its agents, contractors or invitees (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from using the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel or terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

                   0.1  Premises  Total  Destruction;  Premises  Building  Total
Destruction;   Industrial   CenterBuildings   Total   Destruction
                   9.3  Premises   TotalDestruction;   Premises  Building  Total
 .estruction; Industrial Center BuildingsTotal Destruction

                           (3) Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether  or not  it is an  Insured  Loss,  and  which  falls  into  the classifications of either (i) Premises Total Destruction, or (ii) Premises Building Total Destruction, or (iii) Industrial Center Buildings Total Destruction, then Lessor may at Lessor's option either
         (i) repair such damage or destruction, but not Lessee's fixtures, equipment, tenant improvements or Utility Installations as soon as reasonably possible at Lessor's expense, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

                   9.3 Damage Near End of Term

                            (1) Subject to paragraph 9.4(b), if at any time during the last six months of the term of this Lease there is substantial damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

                           (2) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect provided Lessee first deposits with Lessor any shortfall in necessary funds. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

                   9.4 Abatement of Rent; Lessee's Remedies

                           (1) In the event Lessor repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                            (2) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence such repair or restoration within 100 days after such obligation shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. In the event that Lessor shall be obligated to repair or restore the Premises pursuant to Paragraph 9 of this Lease and shall not commence such repair or restoration within 100 days after such obligation shall accrue, the right of Lessee to terminate this Lease pursuant to this Paragraph 9.5(b) shall be the sole right and remedy of Lessee against Lessor, and Lessor shall have no other liability to Lessee, for damages, specific performance or otherwise, in connection with any such failure.

                           (3) If any repair or restoration Lessor shall be obligated to or shall elect to undertake under the provisions of this Paragraph 9 is estimated by Lessor's architect to take more than 270 days from the event of damage to complete, either party at such party's election, may cancel and terminate this Lease by giving the other party written notice of the electing party's election to do so at any time prior to the commencement of such repair or restoration. In such event, this Lease shall terminate as of the date of such notice.

                   9.5 Termination-Advance Payment. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor, Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

                   9.6 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

         10. Real Property Taxes

                   10.1 Payment of Taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Industrial Center subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

                   10.2 Additional Improvements. Lessee shall not be responsible for paying Lessee's Share of any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

                   10.3 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Industrial Center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Industrial Center or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Industrial Center. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax" or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978 or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Industrial Center or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

                   10.4 Joint Assessment. If the Industrial Center is not separately assessed, Lessee's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available, Lessor's reasonable determination thereof, in good faith, shall be conclusive.

                   10.5 Personal Property Taxes

                           (1) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                           (2) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the Shares attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

                   10.6 Additional Provisions Regarding Real Property Taxes. Lessor shall have the sole right to contest or appeal any real property taxes or assessments applicable to all or any portion of the Industrial Center and to seek a reduction in the assessed valuation of all or any portion of the Industrial Center (collectively, "Tax Contests"). Any refund of real property taxes resulting from any such Tax Contest shall be applied first to reimburse Lessor for its costs and expenses in connection with the Tax Contest (including, without limitation attorneys' fees and the costs of consultants) and then, out of and to the extent of the balance of such refund, Lessor shall reimburse to Lessee the portion of such reduction attributable to the Premises and the term of this Lease, as and to the extent previously paid by Lessee as part of Lessee's Share of Operating Expenses.

         11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building. Electrical Power capacity to Lessee for the Premises shall be 1200 AMP, 277/480 volt, 3-phase power.

         12. Assignment and Subletting

                   12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a noncurable breach of this Lease without the need for notice to Lessee under paragraph 13.1. If at any time or from time to time during the term of this Lease, Lessee desires to assign or sublet all or any part of Lessee's interest in this Lease or in the Premises, Lessee shall give prior written notice to Lessor setting forth the terms of the proposed assignment or subletting and the space so proposed to be assigned or sublet. Such assignment or sublease shall be subject to, without limitation, all the conditions in this Paragraph 12 and the following conditions:

                           (1) The assignment or sublease shall be on the terms set forth in the notice given to Lessor. Any subsequent changes or modifications will require Lessor's prior written consent.

                            (2) Lessee acknowledges that Lessor's agreement to lease these Premises to Lessee at the rent and terms stated herein is made in material reliance upon Lessor's evaluation of this particular Lessee's background, experience and ability, as well as the nature of the use of the Premises by this Lessee as set forth in Paragraph 6. In the event that Lessee shall request Lessor's written consent to assign or sublease the Premises as required in this Paragraph 12.1, then each such request for consent shall be accompanied by the following:

                           (1) Financial statements of the proposed assignee or sublessee;

                           (2) A statement of the specific uses for which the Premises will be utilized by the proposed assignee or sublessee; and

                           (3) Preliminary plans prepared by an architect or civil engineer for all alterations to the Premises that are contemplated to be made by Lessee, the proposed assignee or sublessee.

                           (3) No assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises assigned or subleased until an executed counterpart of such assignment or sublease has been delivered to Lessor.

                           (4) No sublessee or assignee shall have a right further to sublet or assign.

                   12.2 Lease Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation or other person or entity which controls, is controlled by or is under common control with Lessee, or to any corporation or entity resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate," provided that before such assignment shall be effective said assignee shall assume, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease, even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

0.2   Lessees Other Than Individuals        12.3  Lessees Other Than Individuals
      ------------------------------              ------------------------------

                           (1) If Lessee is a partnership, a transfer of any interest of a general partner, a withdrawal of any general partner from the partnership, or the dissolution of the partnership, shall be deemed to be an assignment of this Lease.

                           (2) If Lessee is a corporation, unless Lessee is a public corporation whose stock is regularly traded on a national stock exchange, or is regularly traded in the over-the-counter market and quoted on NASDAQ, any sale or other transfer of a percentage of capital stock of Lessee which results in a change of controlling persons, or the sale or other transfer of substantially all of the assets of Lessee, shall be deemed to be an assignment of this Lease.

                   12.3 Terms and Conditions of Assignment. Regardless of Lessor's consent, no assignment shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the Base Rent and Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder. Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 of this Lease. Consent to one assignment shall not be deemed consent to any subsequent assignment. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee, Lessor may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

                   12.4 Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases:

                            (1) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may, subject to paragraph 12.1(e) receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease, Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

                           (2) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor which Lessor shall not unreasonably withhold. In entering into any sublease, Lessee shall use only such form of sublease as is reasonably satisfactory to Lessor, and once approved by Lessor, such sublease shall not be materially changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

                           (3) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

                           (4) The consent by Lessor to any subletting shall not release Lessee from its obligations or alter the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this Lease.

                            (5) The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability.

                           (6) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

                           (7) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

                           (8) Each and every consent required of Lessee under a sublease shall also require the consent of Lessor.

                           (9) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                           (10) Lessor's written consent to any subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

                           (11) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

                   12.5 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorney's and/or consultants' fees incurred in connection therewith, such attorney's fees not to exceed $350.00 for each such request. Notwithstanding anything to the contrary in this Paragraph 12.6, the parties agree that a payment of $750.00 is a reasonable fee for Lessor's review of Lessee's request to assign or sublet.

         13. Default Remedies

                   13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

                           (1) The vacating or abandonment of the Premises by Lessee.

                           (2) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.


                           (3) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice of such failure from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

                            (4) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. ss. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

                           (5) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligations hereunder, was materially false.

                           (6) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

                   13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) business days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. In the event of a breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such breach, Lessor may:

                            (1) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination;
         (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth of the time of award of the amount referred to in provisions (i) and (ii) of the prior sentence shall be calculated based on an interest rate equal to the Interest Rate. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the default within the greater of the two such grace periods shall constitute both an unlawful detainer and breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                            (2) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

                           (3) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of California. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate allowed by law.

                           (4) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

                   13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

                   13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Property. Accordingly, if any installment of Base Rent, Operating Expenses or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 3% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. 1.1

                   13.5 Notice Before Lage Charges. Notwithstanding the provisions of Paragraph 13.4, the 3% late charge described in Paragraph 13.4 shall not be imposed with respect to the first late payment in any calendar year unless the applicable payment due from Lessee is not received by Lessor or Lessor's designee within ten (10) days following written notice from Lessor that such payment was not received when due. Following the first such written notice from Lessor in any calendar year (and regardless of whether such payment is then received within such 10-day period), a late charge will be imposed without notice (as set forth in Paragraph 13.4) for any subsequent payment due from Lessee during such calendar year which is not received within ten (10) days of its due date.

         14. Condemnation. If the Premises or any portion thereof or the Industrial Center are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the Premises, or more than twenty percent of that portion of the Common Area designated as parking for the Industrial Center is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

         15. Broker's Commissions

         Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than those persons, if any, whose names are set forth at the end of this paragraph 15) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation, commission or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party. Named brokers:

                  Lessor's Broker:  CB Commercial Real Estate Group, Inc.

                  Lessee's Broker:   Lee & Associates

The commission payable to Lessor's Broker with respect to this Lease shall be pursuant to the terms of the separate commission agreement in effect between Lessor and Lessor's Broker. Lessor's Broker shall pay a portion of its commission to Lessee's Broker, if so provided in any agreement between Lessor's Broker and Lessee's Broker. Nothing in this Lease shall impose any obligation on Lessor to pay a commission or fee to any party other than Lessor's Broker.

         16. Estoppel Certificate

                           (1) Each party (as "responding party") shall at any time upon not less than ten (10) business days' prior written notice from the other party, ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and
         (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party.

                            (2) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

                           (3) If Lessor desires to finance, refinance, or sell the Property, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

         17. Lessor's Liablity. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Industrial Center, in the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

         18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

         19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the Interest Rate. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee. As used herein, the term "Interest Rate" means the lesser of
(a) a floating annual interest rate equal to five percent (5%) over the prime rate (for corporate loans at large United States money center commercial banks) published in The Wall Street Journal on the first business day of each month, or
(b) the maximum rate permitted by applicable law. In the event that The Wall Street Journal fails to publish such a prime rate, the "prime rate" shall be the prime rate or reference rate quoted by a national bank having offices in California selected by Lessor in its sole discretion.
1.

         20. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

         21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expenses and insurance and tax expenses payable shall be deemed to be rent.

         22. Incorporation of Prior Agreements; Amendments of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Property and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

         23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

         Any notice given pursuant to this Lease shall be personally delivered, delivered by Federal Express or comparable overnight courier, providing written evidence of delivery, or delivered by U.S. registered or certified mail, return receipt requested, postage prepaid and sent to Lessor and Lessee at the following addresses:

LESSOR:

                           Prudential Real Estate Investors
                           2029 Century Park East
                           Suite 2050
                           Los Angeles, California 90067
                           Attn:  Regional Counsel

         With a copy by the same method to:

                           Cushman & Wakefield of California, Inc.
                           555 South Flower Street, Suite 4200
                           Los Angeles, California 90017-2413
                           Attn:  Mark Harryman

LESSEE:

                           Big Dog Sportswear
                           121 Gray Avenue
                           Santa Barbara, CA  93101
                           Attention:  Real Estate Administrator

or such other address as either party may from time to time designate as its notice address by notifying the other party thereof. Notice so sent shall be deemed given (a) when personally delivered, or (b) on the first business day following deposit with Federal Express or a comparable overnight courier service providing written evidence of delivery, or (c) five business days following deposit in the United States mail, if notice is sent by registered or certified mail, return receipt requested, postage prepaid.

         24. Waivers. No waiver by any party of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by the other party of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

         25.  Recording. Lessee shall not record this Lease.

         26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all of the provisions of this Lease pertaining to the obligations of Lessee, except that the monthly rent shall be 120% of the rent payable in the last month of the lease term but all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

         27. Cummulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

         28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and condition.

         29. Binding Effect;Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Industrial Center is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Industrial Center is located.

         30. Subordination

                           (1) This Lease, and any Option granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

                            (2) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, provided that Lessee's failure to execute such documents within ten (10) business days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).



         31. Attorneys Fees

                   31.1 If either party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the prevailing party in any such proceeding, action, or appeal thereon, shall be entitled to his reasonable attorney's fees and such fees as may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "prevailing party" shall include, without limitation, a party who obtains legal counsel or brings an action against the other by reason of the other's breach or default, or who defends such action, and substantially obtains or defeats the relief sought, whether by compromise, settlement, judgment, or abandonment of the claim or defense by the other party.

                   31.2 The attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred in good faith.

                   31.3 Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default. Lessor and Lessee agree that $150.00 is a reasonable sum per occurrence for legal services and costs per preparation and service of a notice of default and that Lessor may include $150.00 as additional rent due in each such notice of default as an amount that must be paid to cure said default.

         32. Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

         33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

         34. Signs. Lessee shall not place any sign upon the Premises or the Industrial Center without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Industrial Center.

         35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

         36. Consents. Except for paragraphs 33, 34, 46 and 47 hereof, wherever in this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld or delayed and wherever this Lease grants the other party the right to take action, exercise discretion, make a judgment or other determination, or request or require documents or other items, and the same is not expressly stated to be in the "sole discretion" (or words of similar meaning) of such party, such party shall act reasonably and in good faith.

         37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

         38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessor covenants that Lessee shall have quiet possession of the Premises for the entire term hereof peacefully and quietly have, hold and enjoy without hindrance, ejection or molestation by any person lawfully claiming under Lessor, subject to all of the provisions of this Lease and all easements, covenants, conditions and restrictions of record. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Property.

         39. Options

                   39.1 Definition. As used in this paragraph, the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Industrial Center or other property of Lessor or the right of first offer to lease other space within the Industrial Center or other property of Lessor; (3) the right or option to purchase the Premises or the Industrial Center, or the right of first refusal to purchase the Premises or the Industrial Center, or the right of first offer to purchase the Premises or the Industrial Center, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchaser other property of Lessor.

                   39.2 Options Personal. Each Option granted to Lessee in this Lease is personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, the Option may be exercised by or assigned to any Lessee Affiliate as defined in Paragraph 12.2 of this Lease and any assignee of Lessee's entire interest in this Lease consented to by Lessor. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

                   39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

                   39.4 Effect of Default on Options

                            (1) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to Paragraphs 13.1(b) or 13.1(c) and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in Paragraphs 13.1(a), 13.1(d), 13.1(e) or 13.1(f) (without any necessity of Lessor to give notice of such default to Lessee), or
         (iv) in the event that Lessor has given to Lessee three or more notices of default under Paragraph 13.1(b), where a late charge has become payable under Paragraph 13.4 for each of such defaults, or Paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period prior to the time that Lessee intends to exercise the subject Option.

                           (2) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

                           (3) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of 30 days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in Paragraph 13.1(c) within 30 days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or
         (iii) Lessee commits a default described in Paragraphs 13.1(a), 13.1(d), 13.1(e) or 13.1(f) (without any necessity of Lessor to give notice of such default to Lessee).

                   39.5 Option. Lessor hereby grants to Lessee the option to extend the term of this Lease for a five (5) year period commencing on the date the prior term expires (the "Option Period") upon each and all of the following terms and conditions:

                           (1) Lessee gives to Lessor, and Lessor actually receives, on a date which is prior to the date that the Option Period would commence (if exercised) by at least six (6) and not more than nine (9) months, a written notice of exercise of the option to extend this Lease for said additional term, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;

                           (2) The provisions of Paragraph 39, including the provision relating to default of Lessee set forth in Paragraph 39.4, of this Lease are conditions of this option;

                           (3) All of the terms and conditions of this Lease except where specifically modified by this option shall apply, except that Lessee shall have no further option to extend the term of this Lease;

                            (4) Any prior Lessee that has not been expressly released from liability under this Lease, and any guarantor of the Lessee's performance hereunder, expressly reaffirms in writing the extension of their liability for the term of the option; and

                           (5) Subject to adjustment as provided in Paragraph 39.7, the monthly Base Rent for each month of the Option Period shall be the Fair Market Rent (as defined below) of the Premises as of the commencement of the Option Period, but in no event less than the monthly Base Rent scheduled to be paid during the month prior to the commencement of the Option Period.

                   39.6 Fair Market Rent

                           (1) The term "Fair Market Rent" as used in this Lease is defined to mean the rent, including all escalations, at which tenants are leasing non-sublease, non-encumbered, non-equity space comparable in size and quality to the Premises for the Option Period as to which Fair Market Rent is being determined in the Mid Cities Area, giving appropriate consideration to the annual rental rates per square foot and the standard of measurement by which the square footage is measured. In determining Fair Market Rent it shall be assumed that:

                           (1) The Premises are in good condition and repair and
                  there shall be no deduction for depreciation, obsolescence or deferred maintenance except that attributable to Lessor's failure to meet its maintenance obligations under this Lease (but less reasonable wear and tear as long as well maintained by Lessee).

                           (2) The  Premises  would be leased  for the period of
                  the option being exercised by a tenant with the credit standing of Lessee, as the same exists at that time.

                           (3) The Premises would be leased on the same terms of
                  this Lease insofar as the obligations for repair, maintenance, insurance and real estate taxes existed as of the expiration of the original term of this Lease.

                           (4) No  deduction  shall be given  nor  consideration
                  given to allowances for free rent.

                           (5) The Premises will be used for its highest and best use.

                           (6) The rent escalation in Paragraph 39.7 will be applicable.

                           (2) Determination By Lessor. Lessor shall initially determine the Fair Market Rent in each instance, and shall give Lessee notice (the "Market Rent Notice") of such determination and the basis on which such determination was made on or before the 60th day prior to the date on which such determination is to take effect, or as soon thereafter as is reasonably practicable.

                           (3) Disputes re Fair Market Rent. In the event that Lessee notifies Lessor in writing, on or before the 20th business day following any Market Rent Notice, that Lessee disagrees with the applicable determination, Lessor and Lessee shall negotiate in good faith to resolve such dispute within 10 business days thereafter (The 30th business day after any Market Rent Notice is referred to herein as the "Outside Agreement Date.") If not resolved by the Outside Agreement Date each party shall submit to the other its determination of Fair Market Rent and the dispute shall be submitted to arbitration in accordance with the following paragraph titled "Arbitration Procedures." Until any such dispute is resolved, any applicable payments due under this Lease shall correspond to Lessor's determination and, if Lessee's determination becomes the final determination, Lessor shall refund any overpayments to Lessee, within 5 business days following the final resolution of the dispute.

                           (4)      Arbitration Procedures.

                           (1)Lessor and Lessee shall each appoint one arbitrator who shall by profession be a real estate broker who shall have been active over the 5-year period ending on the date of such appointment in the leasing of properties similar to the Premises in the surrounding area of Los Angeles County. The determination of the arbitrators shall be limited solely to the issue of whether Lessor's or Lessee's submitted Fair Market Rent for the Premises is the closest to the actual Fair Market Rent for the Premises as determined by the arbitrators, taking into account the requirements of this subparagraph regarding the same. Each such arbitrator shall be appointed within 15 days after the Outside Agreement Date. Lessor and Lessee may not consult with either such arbitrator prior to resolution.

                            (2) The two arbitrators so appointed shall within 15
                  days of the date of the appointment of the last appointed arbitrator, meet and attempt to reach a decision as to whether the parties shall use Lessor's or Lessee's submitted Fair Market Rent, and shall notify Lessor and Lessee of their decision, if any.

                           (3) If the two  arbitrators  are  unable  to  reach a
                  decision, the two arbitrators shall, within 30 days of the date of the appointment of the last appointed arbitrator, agree upon and appoint a 3rd arbitrator who shall be a broker who shall be qualified under the same criteria set forth hereinabove for qualification of the initial 2 arbitrators.

                           (4) The 3  arbitrators  shall,  within 30 days of the
                  appointment of the 3rd arbitrator, reach a decision as to whether the parties shall use Lessor's or Lessee's submitted Fair Market Rent, and shall notify Lessor and Lessee thereof.

                           (5) The decision of the majority of the 3 arbitrators
                  shall be binding upon Lessor and Lessee.

                           (6) If either  Lessor or Lessee  fails to  appoint an
                  arbitrator within 15 days after the Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Lessor and Lessee thereof, and such arbitrator's decision shall be binding upon Lessor and Lessee.

                           (7) If the 2  arbitrators  fail to agree  upon and to
                  appoint a 3rd arbitrator, then the appointment of the 3rd arbitrator shall be dismissed, and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instructions set forth in this Lease.

                           (8) The cost of  arbitration  shall be paid by Lessor
and Lessee equally.

                   39.7 Rent Escalations - Option Term

                           (1) Upon the commencement of the 31st month of the Option Period, the monthly Base Rent payable under Paragraph 4 of the Lease as modified by Paragraph 39, shall be adjusted by the increase, if any, from the date the Option Period commenced, in the C.P.I.

                            (2) The monthly base rent payable in accordance with Paragraph 39.7(a), above shall be calculated as follows: The Base Rent payable as set forth in Paragraph 4 of the Lease as modified by Paragraph 39, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the Option Period commences. The sum so calculated shall constitute the new monthly Base Rent hereunder, subject to Paragraph 39.7(e) below.

                           (3) Pending receipt of the required C.P.I. and determination of the actual adjustment, Lessee shall pay an estimated adjusted rental, as reasonably determined by Lessor by reference to the then available C.P.I. information. Upon notification of the actual adjustment after publication of the required C.P.I., any overpayment shall be credited against the next installment of rent due, and any underpayment shall be immediately due and payable by Lessee. Lessor's failure to request payment of an estimated or actual rent adjustment shall not constitute a waiver of the right to any adjustment provided for in the Lease or this Paragraph 39.7.

                           (4) In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the Arbitrators shall be binding upon the parties. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

                           (5) The adjustment(s) required by this Paragraph 39.7 shall be subject to the following additional agreements:

                           (1) The  increase  under  Paragraph  39.7(b),  above,
                  shall be subject to the following minimum and maximum percentage increases per year involved in the adjustment period, on a cumulative and compounded basis:

                           Minimum yearly percentage increase:3%

                           Maximum yearly percentage increase:5%

                  The "adjustment period" is defined as the period commencing with the month designated in Paragraph 39.7(b), above, as the reference for determining the "denominator", and ending with the month preceding the month designated therein as the reference for determining the "numerator". Should the adjustment period include a partial year, the minimum and maximum percentages shall be prorated for that partial year by multiplying them by a fraction, the numerator of which shall be the number of full calendar months or major portion thereof contained in said partial year, and the denominator of which is twelve (12).

                           (2) The new  monthly  Base Rent  shall in no event be
                  less than the rent scheduled to be paid immediately preceding the rent adjustment.

         40. Security Measures. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor at Lessor's sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

         41. Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

         42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

         43. Authority. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

         44. Intentionally Omitted

         45. Amendments to Lease

                   45.1 At such times as a rental adjustment is made to this Lease by virtue of any provision of this Lease, the parties shall execute a written amendment to this Lease to reflect said change.

                   45.2 Lessee agrees to make any non-monetary modifications to this Lease that may be required by an institutional mortgagee of Lessor.

         46. Storage Tanks

                   46.1  Notwithstanding  anything to the  contrary in Paragraph
7.3 hereof, Lessee shall not install storage tanks of any size or shape in the Premises, above or below ground, without the consent of the Lessor which can be withheld in Lessor's sole discretion. If Lessor elects to grant its consent, Lessor shall have the right to condition its consent upon Lessee agreeing to give to Lessor such assurances that Lessor, in its sole discretion, deems necessary to protect itself against potential problems concerning the installation, use, removal and contamination of the Premises as a result of the installation and/or use of such tank, including but not limited to the installation of a concrete encasement for said tank. Lessee shall comply at its expense with all applicable permit and/or registration requirements and repair any damage caused by the installation, maintenance or removal of such tank. Upon termination of the Lease, Lessee shall, at its sole cost and expense, remove any tank from the Premises, remove and replace any contaminated soil or materials (and compact or treat the same as then required by law) and repair any damage or change to the Premises caused by said installation and/or removal. Nothing contained herein shall be construed to diminish or reduce Lessee's obligations under Paragraph 47.

                   46.2 Lessor shall have the right to employ experts and/or consultants, at Lessee's expense, to advise Lessor with respect to the installation, operation, monitoring, maintenance and removal and restoration of any such tank.

         47. Hazardous Materials

                   47.1 Lessee's Covenants Regarding Hazardous Materials

                           (1) Lessor's Prior Consent. Notwithstanding anything contained in this Lease to the contrary, Lessee has not caused or permitted, and shall not cause or permit any "Hazardous Materials" (as defined in subparagraph (b) below) to be brought upon, kept, stored, discharged, released or used in, under or about the Premises by Lessee, its agents, employees, contractors, subcontractors, licensees or invitees, unless (1) such Hazardous Materials are reasonably necessary to Lessee's business and will be handled, used, kept, stored and disposed of in a manner which complies with all "Hazardous Materials Laws" (as defined in subparagraph (b) below); (2) Lessee will comply with such other rules or requirements as Lessor may from time to time impose, including without limitation that (i) such materials are in small quantities, properly labeled and contained, (ii) such materials are handled and disposed of in accordance with the highest accepted industry standards for safety, storage, use and disposal, (iii) such materials are for use in the ordinary course of business (i.e., as with office or cleaning supplies), (3) notice of and a copy of the current material safety data sheet is provided to Lessor for each such Hazardous Material, and (4) Lessor shall have granted its prior written consent to the use of such Hazardous Materials.

                            (2)  Compliance  with Hazardous  Materials  Laws. As
         used herein, the term "Hazardous Materials" means any (1) oil, petroleum, petroleum products, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other wastes, materials or pollutants which (i) pose a hazard to the Premises or to persons on or about the Premises or (ii) cause the Premises to be in violation of any Hazardous Materials Laws (as hereinafter defined); (2) asbestos in any form, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls, or radon gas; (3) chemical, material or substance defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," or "toxic substances" or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss. 9601, et seq.; the Resources Conservation Recovery Act, 42 U.S.C. ss. 6901, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. ss. 1801, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss. 1251, et seq.; Sections 25115, 25117, 25122.7, 25140, 25249.8, 25281, 25316 and 25501 of the
         California Health and Safety Code; and Title 22 of the California Code of Regulations, Division 4.5, Chapter 11; (4) other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of the Premises or the owners and/or occupants of property adjacent to or surrounding the Premises, or any other Person coming upon the Premises or adjacent property; and (5) other chemical, materials or substance which may or could pose a hazard to the environment. As used here the term "Hazardous Materials Laws" means any federal, state or local laws, ordinances, regulations or policies relating to the environment, health and safety, and Hazardous Materials (including, without limitation, the use, handling, transportation, production, disposal, discharge or storage thereof) or to industrial hygiene or the environmental conditions on, under or about the Premises, including, without limitation, soil, groundwater and indoor and ambient air conditions. Lessee shall at all times and in all respects comply with all Hazardous Materials Laws.

                           (3) Hazardous Materials Removal. Upon expiration or earlier termination of this Lease, Lessee shall, at Lessee's sole cost and expense, cause all Hazardous Materials brought on the Premises with Lessor's consent to be removed from the Premises in compliance with all applicable Hazardous Materials Laws. If Lessee or its employees, agents, or contractors violates the provisions of the foregoing two paragraphs, or if Lessee's acts, negligence, or business operations contaminate, or expand the scope of contamination of, the Leased Premises from such Hazardous Materials, then Lessee shall promptly, at Lessee's expense, take all investigatory and/or remedial action (collectively, the "Remediation") that is necessary in order to clean up, remove and dispose of such Hazardous Materials causing the violation on the Leased Premises or the underlying groundwater or the properties adjacent to the Leased Premises to the extent such contamination was caused by Lessee, in compliance with all applicable Hazardous Materials Laws. Lessee shall further repair any damage to the Leased Premises caused by the Hazardous Materials contamination. Lessee shall provide prior written notice to Lessor of such Remediation, and Lessee shall commence such Remediation no later than thirty (30) days after such notice to Lessor and diligently and continuously complete such Remediation. Such written notice shall also include Lessee's method, time and procedure for such Remediation and Lessor shall have the right to require reasonable changes in such method, time or procedure of the Remediation. Lessee shall not take any Remediation in response to the presence of any Hazardous Materials in or about the Premises or enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises, without first notifying Lessor of Lessee's intention to do so and affording Lessor ample opportunity to appear, intervene or otherwise appropriately assert and protect Lessor's interests with respect thereto.

                           (4) Notices.  Lessee shall immediately  notify Lessor
         in writing of: (i) any enforcement, cleanup, removal or other governmental or regulatory action threatened, instituted, or completed pursuant to any Hazardous Materials Laws with respect to the Premises;
         (ii) any claim, demand, or complaint made or threatened by any person against Lessee or the Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials; and (iii) any reports made to any governmental authority arising out of any Hazardous Materials on or removed from the Premises. Lessor shall have the right (but not the obligation) to join and participate, as a party, in any legal proceedings or actions affecting the Premises initiated in connection with any Hazardous Materials Laws.

                   47.2 Indemnification of Lessor. Lessee shall indemnify, protect, defend and forever hold Lessor harmless from any and all damages, losses, expenses, liabilities, obligations and costs arising out of any failure of Lessee to observe any of the covenants contained in paragraphs 46 and 47.

                   47.3 Preexisting Conditions. Notwithstanding anything to the contrary in this Lease, Lessee shall not be liable to Lessor under this Lease for any cost associated with Hazardous Materials, if any, to the extent that the Hazardous Materials existed on the Premises prior to the date of this Lease and were not brought on to the Premises by Lessee, its agents, employees,
contractors,   subcontractors,   licensees   or   invitees   (the   "Preexisting
Conditions"). Without limiting any other provision of this Lease, Lessee shall provide Lessor with the original of any notices or other documents received by Lessee in connection with the Preexisting Conditions.

                   47.4 Studies.  Lessee acknowledges  receipt of a copy of that certain Soil and Ground Water Investigation, Former Best Foods Facility, Santa Fe Springs, California dated June 10, 1996 prepared by Harding Lawson Associates, and that certain Environmental Site Assessment, Mid Counties Business Park, 15700 and 15614 Shoemaker Avenue, Santa Fe Springs, California dated June 11, 1996, prepared by Harding Lawson Associates (collectively, "Hazardous Substance Reports"). Lessor, except as provided in the following sentence of this paragraph, makes no representations or warranties whatsoever to Lessee regarding: (i) the Hazardous Substance Reports (including, without limitation, the contents and/or accuracy thereof) or (ii) the presence or absence of toxic or Hazardous Materials in, at, or under the Premises, the Building or the Industrial Center. Lessor does acknowledge to Lessee that: (i) Lessor has not authorized any other studies for hazardous or toxic materials at the Premises or Building other than the Hazardous Substance Reports; and (ii) Lessor does not know of any surveys for toxic or Hazardous Materials at the Premises or the Building other than the Hazardous Substance Reports. Notwithstanding the preceding sentence, Lessee: (a) shall not rely on and Lessee hereby represents to Lessor that it has not relied on the Hazardous Substance Reports; and (b) shall make such studies and investigations, conduct such tests and surveys, and engage such specialists as Lessee deems appropriate to fairly evaluate the Premises and any risks from hazardous or toxic materials. In connection with any inspections or tests to be conducted by Lessee at the Premises or Building, Lessee shall first notify Lessor of each proposed inspection or test and the scope, impact, and intent thereof and obtain Lessor's written consent to perform the same. Lessee shall restore the Premises and the property on which the leased premises are located to the condition existing immediately prior to any such test and/or inspection and will provide Lessor with true and complete copies of any survey or report obtained by or for the benefit of Lessee in connection with hazardous or toxic materials that concern the Building, the Industrial Center or the Premises.

         48. Lessor's Default

                  Any damages or judgments arising out of Lessor's default of its obligations under this Lease shall be satisfied only out of Lessor's interest and estate in the Industrial Center, and Lessor shall have no personal liability beyond such interest and estate with respect to such damages or judgments.

         49. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

         50. Lessor Improvements. Lessor shall construct on the Premises at Lessor's cost the following improvements ("Lessor's Work") prior to November 26, 1997:

                   50.1 A demising wall between the Premises and the adjacent leasable area in the Building.

         51. Lessee Improvement Allowance. Lessor shall provide to Lessee a building allowance (the "Lessee Improvement Allowance"), not to exceed $183,867.30, to be disbursed to Lessee in reimbursement of costs reasonably incurred by Lessee in the design and construction of improvements in the Premises in accordance with plans and specifications reasonably approved by Lessor (the "Approved Plans"). Provided that such improvements shall have been completed substantially in accordance with the Approved Plans, as reasonably determined by Lessor, Lessor shall disburse the Lessee Improvement Allowance to Lessee one time only, 30 days following the date on which Lessee commences its ordinary business operations in the Premises, upon receipt by Lessor of invoices and other evidence in form and substance reasonably satisfactory to Lessor in support of the performance of the work and the payment therefor by Lessee, together with appropriate lien releases. Lessor shall have no obligation to make any disbursement of the Lessee Improvement Allowance after December 31, 1998.

         52. Signage Right. Lessee shall have the right, at its sole cost and expense, to install a sign on the exterior of the Building and on 2 shared monument signs as shown on the attached Signage Exhibit identifying its name and logo. The graphics, materials, color, design, lettering, size, location and specifications of Lessee's signage shall be subject to the prior written approval of Lessor, which approval shall not be unreasonably withheld or delayed, and the approval of the City of Santa Fe Springs. The signs shall be installed and maintained, at Lessee's sole cost and expenses, pursuant to an installation and maintenance program approved and supervised by Lessor. At the expiration or earlier termination of this Lease, Lessor shall, at Lessee's sole cost and expense, cause the sign to be removed and the exterior of the Building and Common Area affected by the signs to be restored to the condition existing prior to the installation of the signs Lessor may disapprove any signage that contains a name which relates to an entity or individual which is of a character or reputation, or is associated with a political orientation or faction, which is materially inconsistent with the quality of the Industrial Center, or which would otherwise reasonably offend the landlord of a comparable building or that would conflict with any covenants in leases of space in the Industrial Center. This signage right is personal to Big Dog U.S.A.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.


"LESSOR"                                           "LESSEE"

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA        BIG DOG U.S.A., INC. a
                                                   California corporation
By       Cushman & Wakefield of California,
         Inc.
         Its Managing Agent                        By     /s/ANTHONY WALL
                                                   Executive Vice President
   By _______________________
         ______________________                    By __________________________
          Printed Name and Title                      __________________________
                                                        Printed Name and Title
   By _______________________
           ---------------------
          Printed Name and Title

Executed on__________________                      Executed on__________________

                                 LEASE GUARANTY


         This Lease Guaranty ("Guaranty"), dated as of November 4, 1997, is executed by BIG DOG HOLDINGS, INC., a Delaware corporation ("Guarantor") in favor of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Landlord"), in conjunction with, and to induce Landlord to enter into, that certain Lease of even date herewith (the "Lease") between Landlord and BIG DOG U.S.A., a California corporation ("Tenant"), pursuant to which Landlord is leasing to Tenant certain real property (the "Premises") more particularly described in the Lease. Capitalized terms used and not otherwise defined in this Guaranty shall have the meanings set forth for them in the Lease.

         In   consideration   of  the   foregoing,   and  for   other   valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

         1. Guaranty of Tenant's Obligations. Guarantor hereby unconditionally and irrevocably guarantees to Landlord (a) the prompt payment by Tenant of all Base Rent, additional rent and other amounts from time to time owing to Landlord under the Lease, and (b) the prompt and diligent performance and observance of all other obligations and provisions of the Lease by Tenant. The payment of all such amounts and the performance and observance of all such other obligations and provisions shall be collectively referred to herein as the "Tenant Obligations." This Guaranty will apply to the Lease, any extension or renewal of the Lease, and any holdover term following the term of the Lease, or any such extension or renewal.

         2. Modification of Lease; Assignment and Subletting. Guarantor agrees that the Lease may be supplemented, amended and/or otherwise modified from time to time without Guarantor's consent, in which event this Guaranty shall continue to apply to the Lease as so modified. In addition, no assignment or subletting of all or any portion of Tenant's interests in the Lease shall impair or affect the continuing force of this Guaranty. Notwithstanding the foregoing, in the event that, following any assignment of Tenant's interests in the Lease (in accordance with the Lease) to a person or entity not affiliated with Tenant, Landlord and such assignee modify the Lease in such a way as to increase any Tenant Obligation, Guarantor shall not, unless Guarantor then otherwise consents in writing, be liable for the incremental portion of such Tenant Obligation corresponding to such increase.

         3. Guarantor Waivers. Guarantor hereby waives, to the fullest extent allowed by law, all suretyship rights, defenses and other benefits to which it might otherwise be entitled. Without limiting the generality of the foregoing:
(a) Landlord shall be entitled to proceed against Guarantor with respect to any unfulfilled Tenant Obligation regardless of whether Landlord has proceeded, is then proceeding, or intends to proceed, against Tenant or any other person with respect thereto, and Guarantor expressly waives the benefits of Section 2845 of the Civil Code of California; (b) Landlord shall not be required to furnish Guarantor with copies of any notices given or required to be given to Tenant under the Lease, including without limitation notices of default, except as provided in the Lease; (c) Guarantor's liability for the Tenant Obligations shall not be affected, released, terminated, discharged or impaired by (i) the existence of any bankruptcy, insolvency, reorganization or similar proceeding with respect to Tenant or any other person, (ii) any exercise, non-exercise or delay or lack of diligence in the exercise of remedies by Landlord against Tenant or any other person (except to the extent that the same has resulted in the fulfillment of the applicable Tenant Obligation), (iii) any assignment or other transfer (voluntary or involuntary) of Tenant's interests in the Lease,
(iv) the rejection of the Lease in any bankruptcy proceeding with respect to Tenant, or any other release or discharge of Tenant in any bankruptcy, insolvency, reorganization or similar proceeding; (v) any amendment of the Lease; (vi) any change in the time, manner or place of payment, performance or observance of any of the Tenant Obligations; (vii) any waiver of, or any assertion or enforcement or failure or refusal to assert or enforce, or any consent or indulgence granted by Landlord with respect to a departure from, any term of the Lease, including without limitation the waiver of any default by Tenant, or the making of any other arrangement with, or the accepting of any compensation or settlement from, Tenant; provided that to the extent that Lessor provides Lessee with a written waiver of, or written agreement with respect to a consent or indulgence with respect to a departure from, any term of the Lease, the Tenant Obligations for which Guarantor is liable under the Guaranty shall be deemed modified to reflect the terms of such written waiver or agreement; (viii) any other guaranty now or hereafter executed by Guarantor or any other guarantor or the release of any other guarantor from liability for the payment, performance or observance of any of the Tenant Obligations, whether by operation of law or otherwise; or (ix) any defect in or invalidity of the Lease caused by Tenant; and (d) Guarantor hereby expressly waives (i) notice of acceptance of this Guaranty and of any change in the financial condition of Tenant, (ii) presentment, demand and protest, (iii) until such time as all defaulted Tenant Obligations are fulfilled, all right of subrogation with respect to any obligation of Tenant that is fulfilled by Guarantor hereunder, (iv) the right to trial by jury in any action or proceeding arising out of or with respect to this Guaranty or the interpretation, breach or enforcement hereof, (v) the right to interpose any setoff or counterclaim in any action or proceeding arising out of or with respect to this Guaranty, and (vi) any right or claim of right to cause a marshalling of the assets of Tenant or to cause Landlord to apply to any Tenant Obligation any security deposit or to proceed against Tenant or any collateral or security held by Landlord at any time or in any particular order. The liability of Guarantor hereunder shall be reinstated and revived, and the rights of Landlord under this Guaranty shall continue, with respect to any amount at any time paid on account of any Tenant Obligation which shall thereafter be required to be restored or returned by Landlord upon the bankruptcy, insolvency or reorganization of Tenant or any other person, or otherwise, as though such amount had not been paid. Guarantor subordinates any liability or indebtedness of Tenant held by Guarantor to the Tenant Obligations.

         4. Jurisdiction. All disputes with respect to this Guaranty, and all actions to enforce this Guaranty, may be adjudicated in the state courts of California or the federal court sitting in California; and Guarantor hereby irrevocably submits to the jurisdiction of such courts in any action relating to this Guaranty. To the fullest extent permitted by law, this submission to California jurisdiction shall be self-operative and no further instrument or action, other than service of process, shall be required to confer jurisdiction over Guarantor in any such court. Nothing in this paragraph shall be construed to limit the right of Landlord to serve process in any manner permitted by law, or to institute any action against Guarantor in the courts of other appropriate jurisdictions.

         5. Notices All notices and other communications provided for in this Guaranty shall be in writing and be delivered to the appropriate party at its address as follows:

                  If to Guarantor:

                           Big Dog Holdings
                           121 Gray Avenue
                           Santa Barbara, CA 93101
                           Attention: Anthony Wall

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                  If to Landlord:

                           The Prudential Realty Group
                           2029 Century Park East
                           Suite 2050
                           Los Angeles, California 90067
                           Attention:  Regional Counsel

                  With a copy by the same method to:

                           Cushman & Wakefield of California, Inc.
                           555 South Flower Street, Suite 4200
                           Los Angeles, California 90017-2413
                           Attention:  Mark Harryman

Addresses for notice may be changed from time to time by written notice to all other parties. All communications shall be effective when actually received; provided, however, that nonreceipt of any communication as the result of a change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

         6. Attorneys' Fees. In the event that any litigation is commenced with respect to this Guaranty, the party prevailing in such litigation shall be entitled to recover, in addition to such other relief as may be granted, its reasonable costs and expenses, including without limitation reasonable attorneys' fees and court costs, whether or not taxable, as awarded by a court of competent jurisdiction.

         7. Representations and Warranties. Guarantor represents and warrants to Landlord that: (a) the execution, delivery and performance of this Guaranty by Guarantor will not violate any provision of any law, regulation, order or decree of any governmental authority or of any court binding on Guarantor, or conflict with, result in a breach of or constitute a default under any provision of any instrument to which Guarantor is a party or which it or any of its property is bound, and will not result in the imposition or creation of any lien, charge or encumbrance on, or security interest in, any of its property pursuant to the provisions of any of the foregoing; and (b) this Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against it in accordance with its terms, subject as to enforcement of rights and remedies to any applicable bankruptcy, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and doctrines of equity affecting the availability of specific enforcement or other equitable remedies.

         8. Estoppel Certificate. Landlord, by its acceptance of this Guaranty, and Guarantor agree that (a) each will, from time to time, within 10 days following request by the other (the "Requesting Party"), execute and deliver to the Requesting Party a statement certifying that this Guaranty is unmodified and in full force and effect (or if modified, that it is in full force and effect as modified and stating such modifications), and (b) such certificates may be relied upon by anyone holding or proposing to acquire from or through Landlord or Guarantor any interest in the premises of which the Premises are a part or by any mortgagee or prospective mortgagee of such premises or any interest therein or by any prospective assignee or subtenant of Tenant.

         9. Miscellaneous. This Guaranty shall (a) remain in full force and effect until the payment, performance or observance in full of the Tenant Obligations and all other amounts payable under this Guaranty, (b) be binding upon Guarantor, its heirs, legal representatives, successors and assigns, and
(c) inure to the benefit of and be enforceable by Landlord and its successors and assigns or by any person to whom Landlord's interest in the Lease or any part thereof, including the rents, may be assigned, whether by way of mortgage or otherwise. Wherever in this Guaranty reference is made to Landlord or Tenant, the same shall be deemed to refer also to the then heir, legal representative, successor or assign of Landlord or Tenant, respectively. No provision of this Guaranty that is held to be inoperative, unenforceable or otherwise invalid shall affect the remaining provisions, and to this end all provisions hereof shall be severable. In the event that more than one person or entity executes this Guaranty as Guarantor, the obligations of each shall be joint and several. Time is of the essence of this Guaranty. This Guaranty shall be governed by the laws of the State of California.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed as of the date first written above.


                                                     "Guarantor":

                                                     BIG DOG HOLDINGS, INC.,
                                                     a Delaware corporation


                                                     By:      /s/ANTHONY WALL
                            Executive Vice President